EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS FOURTH QUARTER AND
FULL YEAR 2023 FINANCIAL RESULTS

•Improved operating cash flow by $33.8 million, or 141%, for the full year 2023.
•Subscription revenue of $234.0 million, up 15% for the full year 2023.
•Total revenue of $303.7 million, up 10% for the full year 2023.

HOUSTON – February 8, 2024 — PROS Holdings, Inc. (NYSE: PRO), a leading provider of AI-powered SaaS pricing, CPQ, revenue management, and digital offer marketing solutions, today announced financial results for the fourth quarter and full year ended December 31, 2023.

“Our team delivered an outstanding 2023, outperforming our subscription ARR, revenue, and free cash flow generation goals for the year,” stated CEO Andres Reiner. “The PROS value proposition has never been more relevant as businesses continue to lean into digitization, automation, and AI to fuel profitable growth. We continue to set the pace of AI innovation in our markets, and our platform strategy has made our AI innovations easier than ever to adopt. We enter 2024 well-positioned to capitalize on the incredible market opportunity in front of us.”

Fourth Quarter and Full Year 2023 Financial Highlights

Key financial results for the fourth quarter and full year 2023 are shown below. Throughout this press release all dollar figures are in millions, except net (loss) earnings per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q4 2023	Q4 2022	Change	Q4 2023	Q4 2022	Change
Revenue:
Total Revenue	$77.5	$70.9	9%	n/a	n/a	n/a
Subscription Revenue	$60.8	$53.1	14%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$65.2	$59.5	10%	n/a	n/a	n/a
Profitability:
Gross Profit	$48.7	$43.5	12%	$50.8	$46.2	10%
Operating (Loss) Income	$(10.6)	$(14.9)	$4.3	$1.5	$1.2	$0.2
Net (Loss) Income	$(10.2)	$(17.3)	$7.2	$1.1	$1.1	$—
Net (Loss) Earnings Per Share	$(0.22)	$(0.38)	$0.16	$0.02	$0.02	$—
Adjusted EBITDA	n/a	n/a	n/a	$2.5	$2.4	$0.1
Cash:
Net Cash Provided by (Used in) Operating Activities	$13.8	$(2.0)	$15.8	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$13.6	$1.1	$12.6

	GAAP			Non-GAAP
	FY 2023	FY 2022	Change	FY 2023	FY 2022	Change
Revenue:
Total Revenue	$303.7	$276.1	10%	n/a	n/a	n/a
Subscription Revenue	$234.0	$204.0	15%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$254.0	$232.6	9%	n/a	n/a	n/a
Subscription Annual Recurring Revenue ("ARR")	n/a	n/a	n/a	$259.0	$227.0	14%
Subscription ARR in constant currency	n/a	n/a	n/a	$257.9	$227.0	14%
Profitability:
Gross Profit	$188.4	$166.1	13%	$197.7	$176.9	12%
Operating (Loss) Income	$(50.6)	$(78.1)	$27.5	$1.5	$(20.1)	$21.6
Net (Loss) Income	$(56.4)	$(82.2)	$25.9	$2.2	$(18.0)	$20.3
Net (Loss) Earnings Per Share	$(1.22)	$(1.82)	$0.60	$0.05	$(0.40)	$0.45
Adjusted EBITDA	n/a	n/a	n/a	$6.0	$(14.9)	$20.9
Cash:
Net Cash Provided by (Used in) Operating Activities	$9.9	$(23.9)	$33.8	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$11.4	$(21.7)	$33.1
The attached table provides a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•Welcomed many new customers who are adopting the PROS Platform such as Air Montenegro, Castrol, Endress + Hauser, Etac, Hammond Power Solutions, ICL Group, Kaiser + Kraft, Really Cool Airlines, Saudia, and Schneider Electric, among others.

•Expanded adoption of the PROS Platform within existing customers including Air Canada, Air Europa, BASF, Carrier, Graybar, Hewlett Packard Enterprise, Japan Airlines, K-LINE, SKS Airways, Smith & Nephew, and Spire Healthcare, among others.

•Released over 400 new features in the PROS Platform in 2023 including ground-breaking industry-first innovations such as PROS Gen IV Price Optimization, Capacity-Aware Optimization, Collaborative Quoting, and Dynamic Pricing of Ancillaries, among others, which captivated the market, driving new customer acquisition and customer expansions throughout the year.

•Processed 3.4 trillion transactions through the PROS Platform in 2023, with a remarkable 1 trillion transactions processed in the fourth quarter alone – a more than 50% increase year-over-year; the volume of data PROS is processing is a testament to the immense value we deliver to our customers and the ongoing expansion of adoption of our solutions.

•PROS AI team’s research paper on “Revenue Management without Demand Forecasting: A Data-Driven Approach for Bid Price Generation” was accepted by the Journal of Revenue and Pricing Management; the paper details the research behind PROS Capacity-Aware Price Optimization AI, PROS recently launched AI solution that optimizes price strategy in scenarios where a business faces the dual challenge of diminishing supply and unpredictable demand.

•Continued to drive significant value for our customers, as highlighted by many new customer testimonials on PROS website, including one featuring Jen Kohlmeyer, Director of Pricing and Profitability at Crescent Electric Supply Company, on how using PROS AI-powered platform fuels profitable growth by automating manual processes, improving efficiencies, and driving optimized pricing even in volatile markets.

Financial Outlook

PROS currently anticipates the following based on an estimated 48.1 million diluted weighted average shares outstanding for the first quarter of 2024 and a 22% non-GAAP estimated tax rate for the first quarter and full year 2024.

	Q1 2024 Guidance	v. Q1 2023 at Mid-Point	Full Year 2024 Guidance	v. Prior Year at Mid-Point
Total Revenue	$79.0 to $80.0	9%	$332.0 to $334.0	10%
Subscription Revenue	$63.0 to $63.5	13%	$263.0 to $265.0	13%
Subscription ARR	n/a	n/a	$289.0 to $292.0	12%
Non-GAAP Earnings Per Share	$0.00 to $0.02	$0.07	n/a	n/a
Adjusted EBITDA	$0.7 to $1.7	$3.5	$16.0 to $19.0	$11.5
Free Cash Flow	n/a	n/a	$22.0 to $26.0	$12.6
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Thursday, February 8, 2024, at 4:45 p.m. ET to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live and archived webcasts of this call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Thursday, February 15, 2024, 11:59 PM ET at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13743793.

About PROS

PROS Holdings, Inc. (NYSE: PRO) is a leading provider of AI-powered SaaS pricing, CPQ, revenue management, and digital offer marketing solutions. Our vision is to optimize every shopping and selling experience. With nearly 40 years of industry expertise and a proven track record of success, PROS helps B2B and B2C companies across the globe, in a variety of industries, including airlines, manufacturing, distribution, and services, drive profitable growth. The PROS Platform leverages AI to provide real-time predictive insights that enable businesses to drive revenue and margin improvements. To learn more about PROS and our innovative SaaS solutions, please visit our website at www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability goals; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; subscription ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (b) the macroeconomic environment and geopolitical uncertainty and events, (c) increasing business from customers, maintaining subscription renewal rates and capturing customer IT spend, (d) managing our growth and profit objectives effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security, data localization and AI laws, (t) our debt repayment obligations, (u) the timing of revenue recognition and cash flow from operations, and (v) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain non-GAAP financial measures, including non-GAAP gross profit and margin, non-GAAP income (loss) from operations or non-GAAP operating income (loss), subscription annual recurring revenue, adjusted EBITDA, free cash flow, non-GAAP tax rate, non-GAAP net income (loss), and non-GAAP earnings (loss) per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP gross margin can be compared to gross margin which can be calculated from the condensed consolidated statements of loss by dividing gross profit by total revenue. Non-GAAP gross margin is similarly calculated but first adds back to gross profit the portion of certain of the non-GAAP adjustments described below attributable to cost of revenue. Non-GAAP subscription margin can be compared to subscription margin which can be calculated from the condensed consolidated statements of loss by dividing subscription gross profit (subscription revenue minus subscription cost) by subscription revenue. Non-GAAP subscription margin is similarly calculated but first subtracts out from subscription cost the portion of certain of the non-GAAP adjustments described below attributable to cost of subscription. These items and amounts are presented in the Supplemental Schedule of Non-GAAP Financial Measures.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP financial measures to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, subscription annual recurring revenue, non-GAAP earnings (loss) per share, adjusted EBITDA, free cash flow, non-GAAP tax rates, and calculated billings (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of share-based compensation, amortization of acquisition-related intangibles and severance. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:
•Share-Based Compensation: Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.
•Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.
•Severance: Severance costs relate to the separation of our Chief Operations Officer in Q1 2022 and costs related to other internal role consolidations as well as severance cost incurred in Q4 2022 and Q1 2023 as the Company reprioritized its investments to focus on supporting key growth areas of its business. As a result of this reprioritization, the Company incurred severance, employee benefits, outplacement and related costs. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
Non-GAAP earnings (loss) per share: Non-GAAP net income (loss) excludes the items listed above as excluded from non-GAAP income (loss) from operations and also excludes amortization of debt premium and issuance costs, (gain) loss on equity investment, loss on derivatives, loss on debt extinguishment and the taxes related to these items and the items excluded from non-GAAP income (loss) from operations. Estimates of non-GAAP earnings (loss) per share are calculated by dividing estimates for non-GAAP net income (loss) by our estimate of weighted average shares outstanding for the future period. In addition to the items listed above as excluded from non-GAAP income (loss) from operations, non-GAAP net income (loss) excludes the following items from non-GAAP estimates:
•Amortization of Debt Premium and Issuance Costs: Amortization of debt premium and issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•(Gain) Loss on Equity Investments, net: (Gain) loss on equity investments, net relate to observable price changes for equity investments without a readily determinable fair value identified during the quarter ended December 31, 2023, September 30, 2022 and December 31, 2022, including other-than temporary loss. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Loss on Derivatives: Loss on derivatives relates to mark to market features identified as part of the exchange of certain of our convertible notes (the "Exchange") and related capped call, non-recurring transactions. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Loss on Debt Extinguishment: Loss on debt extinguishment relates to the Notes Exchange, a non-recurring transaction, during 2023. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Subscription Annual Recurring Revenue: Subscription Annual Recurring Revenue ("subscription ARR") is used to assess the trajectory of our cloud business. Subscription ARR means, as of a specified date, the contracted subscription revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions. Subscription ARR should be viewed independently of revenue and any other GAAP measure.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, severance, amortization of acquisition-related intangibles, depreciation and amortization, and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, excluding severance payments, less capital expenditures and capitalized internal-use software development costs.
Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Belinda Overdeput
713-335-5879
ir@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	December 31, 2023	December 31, 2022
Assets:
Current assets:
Cash and cash equivalents	$168,747	$203,627
Trade and other receivables, net of allowance of $574 and $609, respectively	49,058	48,178
Deferred costs, current	4,856	6,032
Prepaid and other current assets	12,013	9,441
Total current assets	234,674	267,278
Restricted cash	10,000	—
Property and equipment, net	23,051	25,012
Operating lease right-of-use assets	14,801	17,474
Deferred costs, noncurrent	10,292	8,764
Intangibles, net	11,678	17,851
Goodwill	107,860	107,561
Other assets, noncurrent	9,477	9,012
Total assets	$421,833	$452,952
Liabilities and Stockholders’ (Deficit) Equity:
Current liabilities:
Accounts payable and other liabilities	$3,034	$7,964
Accrued liabilities	13,257	12,854
Accrued payroll and other employee benefits	32,762	23,797
Operating lease liabilities, current	5,655	7,662
Deferred revenue, current	120,955	108,659
Current portion of convertible debt, net	21,668	—
Total current liabilities	197,331	160,936
Deferred revenue, noncurrent	3,669	8,298
Convertible debt, net, noncurrent	272,324	289,779
Operating lease liabilities, noncurrent	25,118	28,184
Other liabilities, noncurrent	1,264	1,228
Total liabilities	499,706	488,425
Stockholders' (deficit) equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 51,184,584 and 50,318,726 shares issued, respectively; 46,503,861 and 45,638,003 shares outstanding, respectively	51	50
Additional paid-in capital	604,084	590,475
Treasury stock, 4,680,723 common shares, at cost	(29,847)	(29,847)
Accumulated deficit	(647,252)	(590,898)
Accumulated other comprehensive loss	(4,909)	(5,253)
Total stockholders’ (deficit) equity	(77,873)	(35,473)
Total liabilities and stockholders’ (deficit) equity	$421,833	$452,952

PROS Holdings, Inc.
Condensed Consolidated Statements of Loss
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Revenue:
Subscription	$60,764	$53,127	$234,024	$204,041
Maintenance and support	4,460	6,417	19,958	28,592
Total subscription, maintenance and support	65,224	59,544	253,982	232,633
Services	12,260	11,391	49,726	43,504
Total revenue	77,484	70,935	303,708	276,137
Cost of revenue:
Subscription	14,550	13,685	57,212	55,039
Maintenance and support	1,776	1,897	7,703	8,004
Total cost of subscription, maintenance and support	16,326	15,582	64,915	63,043
Services	12,410	11,886	50,398	47,037
Total cost of revenue	28,736	27,468	115,313	110,080
Gross profit	48,748	43,467	188,395	166,057
Operating expenses:
Selling and marketing	21,175	23,458	92,389	94,986
Research and development	23,018	22,241	89,361	93,412
General and administrative	15,164	12,641	57,247	54,202
Impairment of fixed assets	—	—	—	1,551
Loss from operations	(10,609)	(14,873)	(50,602)	(78,094)
Convertible debt interest and amortization	(1,233)	(1,576)	(5,882)	(6,304)
Other income (expense), net	2,109	(654)	1,063	3,084
Loss before income tax provision	(9,733)	(17,103)	(55,421)	(81,314)
Income tax provision	462	244	933	932
Net loss	$(10,195)	$(17,347)	$(56,354)	$(82,246)

Net loss per share:
Basic and diluted	$(0.22)	$(0.38)	$(1.22)	$(1.82)
Weighted average number of shares:
Basic and diluted	46,370	45,456	46,155	45,269

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Operating activities:
Net loss	$(10,195)	$(17,347)	$(56,354)	$(82,246)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,406	3,124	10,707	14,967
Amortization of debt premium and issuance costs	(233)	372	861	1,491
Share-based compensation	10,768	10,097	42,357	42,714
Deferred income tax, net	(63)	—	(63)	—
Provision for credit losses	(107)	91	(19)	(280)
Loss on disposal of assets	6	—	57	—
Impairment of fixed assets	—	—	—	1,551
(Gain) loss on equity investments, net	(828)	2,000	(828)	(1,308)
Loss on derivatives	146	—	4,489	—
Loss on debt extinguishment	—	—	1,779	—
Changes in operating assets and liabilities:
Accounts and unbilled receivables	674	(2,430)	(899)	(7,330)
Deferred costs	(1,055)	(244)	(351)	486
Prepaid expenses and other assets	(1,378)	2,283	(1,347)	1,712
Operating lease right-of-use assets and liabilities	(1,100)	(250)	(2,786)	(2,175)
Accounts payable and other liabilities	(1,664)	1,053	(5,039)	3,964
Accrued liabilities	(766)	(791)	723	26
Accrued payroll and other employee benefits	9,192	(803)	8,950	(8,191)
Deferred revenue	8,041	875	7,640	10,713
Net cash provided by (used in) operating activities	13,844	(1,970)	9,877	(23,906)
Investing activities:
Purchases of property and equipment	(375)	(16)	(2,543)	(861)
Capitalized internal-use software development costs	(48)	—	(48)	—
Purchase of equity securities	—	(112)	(113)	(281)
Net cash used in investing activities	(423)	(128)	(2,704)	(1,142)
Financing activities:
Proceeds from employee stock plans	—	—	2,170	2,722
Tax withholding related to net share settlement of stock awards	(2,468)	(1,441)	(9,299)	(1,653)
Debt issuance costs related to convertible debt	(2,198)	—	(2,198)	—
Debt issuance cost related to Credit Agreement	—	—	(837)	—
Purchase of capped call	578	—	(22,193)	—
Net cash (used in) provided by financing activities	(4,088)	(1,441)	(32,357)	1,069
Effect of foreign currency rates on cash	334	342	304	53
Net change in cash, cash equivalents and restricted cash	9,667	(3,197)	(24,880)	(23,926)
Cash, cash equivalents and restricted cash:
Beginning of period	169,080	206,824	203,627	227,553
End of period	$178,747	$203,627	$178,747	$203,627

Reconciliation of cash, cash equivalents and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	$168,747	$203,627	$168,747	$203,627
Restricted cash	10,000	—	10,000	—
Total cash, cash equivalents and restricted cash	$178,747	$203,627	$178,747	$203,627

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 11.

	Three Months Ended December 31,		Quarter over Quarter	Year Ended December 31,		Year over Year
	2023	2022	% change	2023	2022	% change
GAAP gross profit	$48,748	$43,467	12%	$188,395	$166,057	13%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	953	1,441		4,632	6,664
Severance	—	245		749	245
Share-based compensation	1,073	1,017		3,923	3,898
Non-GAAP gross profit	$50,774	$46,170	10%	$197,699	$176,864	12%

Non-GAAP gross margin	65.5%	65.1%		65.1%	64.0%

GAAP loss from operations	$(10,609)	$(14,873)	(29)%	$(50,602)	$(78,094)	(35)%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	1,301	1,973		6,173	9,766
Severance	—	4,034		3,586	5,542
Share-based compensation	10,768	10,097		42,357	42,714
Total Non-GAAP adjustments	12,069	16,104		52,116	58,022
Non-GAAP income (loss) from operations	$1,460	$1,231	19%	$1,514	$(20,072)	(108)%

Non-GAAP income (loss) from operations % of total revenue	1.9%	1.7%		0.5%	(7.3)%

GAAP net loss	$(10,195)	$(17,347)	(41)%	$(56,354)	$(82,246)	(31)%
Non-GAAP adjustments:
Total Non-GAAP adjustments affecting income (loss) from operations	12,069	16,104		52,116	58,022
Amortization of debt premium and issuance costs	(303)	372		737	1,491
(Gain) loss on equity investments, net	(828)	2,000		(828)	(1,308)
Loss on derivatives	146	—		4,489	—
Loss on debt extinguishment	—	—		1,779	—
Tax impact related to non-GAAP adjustments	164	(62)		301	6,016
Non-GAAP net income (loss)	$1,053	$1,067	(1)%	$2,240	$(18,025)	(112)%

Non-GAAP earnings (loss) per share	$0.02	$0.02		$0.05	$(0.40)

Shares used in computing non-GAAP earnings (loss) per share	47,786	45,833		47,139	45,269

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Cost of Subscription Items
Amortization of acquisition-related intangibles	953	1,441	4,632	6,664
Severance	—	8	125	8
Share-based compensation	208	148	703	658
Total cost of subscription items	$1,161	$1,597	$5,460	$7,330

Cost of Maintenance Items
Severance	—	—	307	—
Share-based compensation	93	118	364	416
Total cost of maintenance items	$93	$118	$671	$416

Cost of Services Items
Severance	—	237	317	237
Share-based compensation	772	751	2,856	2,824
Total cost of services items	$772	$988	$3,173	$3,061

Sales and Marketing Items
Amortization of acquisition-related intangibles	348	532	1,541	3,102
Severance	—	1,503	1,595	2,947
Share-based compensation	2,811	2,947	11,834	12,360
Total sales and marketing items	$3,159	$4,982	$14,970	$18,409

Research and Development Items
Severance	—	1,845	1,008	1,845
Share-based compensation	2,684	2,889	10,524	12,496
Total research and development items	$2,684	$4,734	$11,532	$14,341

General and Administrative Items
Severance	—	441	234	505
Share-based compensation	4,200	3,244	16,076	13,960
Total general and administrative items	$4,200	$3,685	$16,310	$14,465

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Adjusted EBITDA
GAAP Loss from Operations	$(10,609)	$(14,873)	$(50,602)	$(78,094)
Amortization of acquisition-related intangibles	1,301	1,973	6,173	9,766
Severance	—	4,034	3,586	5,542
Share-based compensation	10,768	10,097	42,357	42,714
Depreciation and other amortization	1,105	1,151	4,534	5,201
Capitalized internal-use software development costs	(48)	—	(48)	—
Adjusted EBITDA	$2,517	$2,382	$6,000	$(14,871)

Net cash provided by (used in) operating activities	$13,844	$(1,970)	$9,877	$(23,906)
Severance	211	3,058	4,081	3,058
Purchase of property and equipment	(375)	(16)	(2,543)	(861)
Capitalized internal-use software development costs	(48)	—	(48)	—
Free Cash Flow	$13,632	$1,072	$11,367	$(21,709)

Guidance
	Q1 2024 Guidance		Full Year 2024 Guidance
	Low	High	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(11,700)	$(10,700)	$(36,590)	$(33,590)
Amortization of acquisition-related intangibles	1,070	1,070	4,400	4,400
Share-based compensation	10,250	10,250	43,900	43,900
Depreciation and other amortization	1,080	1,080	4,290	4,290
Adjusted EBITDA	$700	$1,700	$16,000	$19,000